CREDIT SUISSE INTERNATIONAL  [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                   RALI Series 2006-QS12 Class II A1

CREDIT SUISSE INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.credit-suisse.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ            www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ            www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ            www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
London E14 4QJ             www.csfb.com

CREDIT SUISSE FIRST BOSTON INTERNATIONAL
One Cabot Square,          Telephone 020 7888 8888
placeLondon E14 4QJ        www.csfb.com

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee on behalf of the Trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QS12 Trust

External ID: 53146955N3

______________________________________________________________________________

Dear Sirs,

The purpose of this letter  agreement  (this  "Confirmation")  is to confirm the terms and  conditions  of the Swap
Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the  "Swap  Transaction").   This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS DEUTSCHE BANK TRUST
COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST CREATED UNDER THE
POOLING AND SERVICING AGREEMENT IN RESPECT OF RALI 2006-QS12 TRUST.

1.       The definitions and provisions  contained in the 2000 ISDA Definitions (as published by the  International
         Swaps and Derivatives  Association,  Inc.) are incorporated  into this  Confirmation.  In the event of any inconsistency  between those  definitions and provisions and this  Confirmation,  this  Confirmation  will govern.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 September  2006 as amended and  supplemented  from time to time (the  "Agreement"),  between you and
         us. All  provisions  contained in the  Agreement  govern this  Confirmation  except as expressly  modified below.

         CSIN and  Counterparty  each  represents  to the other that it has entered into this Swap  Transaction  in reliance upon such tax,  accounting,  regulatory,  legal,  and financial  advice as it deems necessary and not upon any view expressed by the other.

2.       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD  20,000,000,  subject to  amortization as set out in the
                                                       Additional Terms

                  Trade Date:                          August 2006

                  Effective Date:                      September 2006

                  Termination Date:                    January 2009

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        September   2006,   subject   to
                                                       adjustment  in accordance  with the  Following  Business Day
                                                       Convention

                  Fixed Amount:                        USD 56,500

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The     25th    of     each     month,     commencing     on
                                                       October 2006,  and ending on the
                                                       Termination  Date,  inclusive,   subject  to  adjustment  in
                                                       accordance  with  the  Following  Business  Day  Convention, using No Adjustment to Period End Dates.

                  Floating Rate Payer
                  Payment Dates:                       One  Business Day prior to each  Floating  Rate Payer Period
                                                       End Date

                  Cap Rate:                            5.55%

                  Initial Calculation Period:          From  and  including September  2006  up  to  but
                                                       excluding   the   Period   End  Date  on October 2006

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 8.80%

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable

         Business Day:                                 New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Deutsche Bank National Trust Company
                                                       ABA Number: 2003021-001-003
                                                       Account Number: 01419663
                                                       Account Name: NYLTD Funds Control - Stars West
                                                       Ref: RALI 2006-QS12

4.       Trustee  Capacity.   It  is  expressly  understood  and  agreed  by  the  parties  hereto  that  (i)  this
         Confirmation  is executed and  delivered by Deutsche Bank Trust Company  Americas,  not in its  individual capacity but solely as Trustee for the Trust under the Pooling and  Servicing  Agreement,  in the exercise
         of  the  powers  and  authority   conferred  upon  and  vested  in  it   thereunder,   (ii)  each  of  the
         representations,   warranties,  covenants,  undertakings  and  agreements  herein  made  on  the  part  of
         Counterparty  has not been made or  intended  as a  representation,  warranty,  covenant,  undertaking  or agreement by Deutsche Bank Trust Company Americas,  in its individual  capacity,  but is made and intended for the purpose of binding only the assets of the Trust  available  therefor in accordance  with the terms of the Pooling and Servicing  Agreement,  (iii) nothing  herein  contained  shall be construed as creating any  liability  on Deutsche  Bank Trust  Company  Americas,  in its  individual  capacity,  to perform any covenant  either  expressed or implied  contained  herein,  all such  liability,  if any, being  expressly waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto and (iv)
         under no circumstances shall Deutsche Bank Trust Company Americas,  in its individual capacity,  be liable for the payment of any  indebtedness  or expenses of  Counterparty  or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant made or undertaken by  Counterparty  under this
         Confirmation  or any  other  related  document,  as to all of which  recourse  shall be had  solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

5.       Fully-Paid  Party  Protected.  Notwithstanding  the  terms  of  Section  5  and  6 of  the  Agreement,  if
         Counterparty has satisfied in full all of its payment  obligations  under Section 2(a)(i) of the Agreement in respect of this  Transaction,  then unless CSIN is required  pursuant  to  appropriate  proceedings  to return to Counterparty or otherwise  returns to  Counterparty  upon demand of Counterparty  any portion of such payment,  (a) the  occurrence of an event  described in Section 5(a) of the Agreement with respect to
         Counterparty  shall not  constitute  an Event of Default or  Potential  Event of Default  with  respect to
         Counterparty  as the  Defaulting  Party and (b) CSIN shall be entitled to designate  an Early  Termination
         Date pursuant to Section 6 of the Agreement  only as a result of a Termination  Event set forth in Section
         5(b)(i),  Section  5(b)(ii),  Section  5(b)(iii)  with respect to CSIN as the  Burdened  Party and Section
         5(b)(v)  (but only the  Additional  Termination  Event set forth in Part  1(h)(1)  of the  Schedule).  For purposes of the Transaction to which this  Confirmation  relates,  Counterparty's  only  obligation  under
         Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the United States of  America  (the  "Agent"),  has acted as agent  for  CSIN.  The Agent is not a  principal  with  respect  to this
Transaction  and shall have no  responsibility  or  liability  to the parties as a principal  with  respect to this
Transaction.

Credit Suisse  International is authorized and regulated by the Financial  Services  Authority and has entered into this  transaction  as  principal.  The time at which  the  above  transaction  was  executed  will be  notified  to
Counterparty on request.

                                                 ADDITIONAL TERMS

-----------------------------------------------------------------------------
CALCULATION PERIOD UP TO BUT EXCLUDING           NOTIONAL AMOUNT:
   THE PERIOD END DATE OCCURRING ON:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
OCTOBER-2006                                    USD 20,000,000.00
-----------------------------------------------------------------------------
NOVEMBER-2006                                   USD 19,634,234.08
-----------------------------------------------------------------------------
DECEMBER-2006                                   USD 19,195,300.69
-----------------------------------------------------------------------------
JANUARY-2007                                    USD 18,684,773.23
-----------------------------------------------------------------------------
FEBRUARY-2007                                   USD 18,104,476.45
-----------------------------------------------------------------------------
MARCH-2007                                      USD 17,456,482.28
-----------------------------------------------------------------------------
APRIL-2007                                      USD 16,743,104.10
-----------------------------------------------------------------------------
MAY-2007                                        USD 15,966,889.63
-----------------------------------------------------------------------------
JUNE-2007                                       USD 15,130,664.56
-----------------------------------------------------------------------------
JULY-2007                                       USD 14,237,415.43
-----------------------------------------------------------------------------
AUGUST-2007                                     USD 13,290,377.87
-----------------------------------------------------------------------------
SEPTEMBER-2007                                  USD 12,297,602.61
---------------------------------------------------
-OCTOBER-2007                                   USD 11,335,589.16
---------------------------------------------------
-NOVEMBER-2007                                  USD 10,403,650.37
---------------------------------------------------
-DECEMBER-2007                                  USD 9,501,098.99
---------------------------------------------------
JANUARY-2008                                    USD 8,627,263.45
---------------------------------------------------
FEBRUARY-2008                                   USD 7,781,487.49
---------------------------------------------------
MARCH-2008                                      USD 6,963,129.81
---------------------------------------------------
APRIL-2008                                      USD 6,171,563.73
---------------------------------------------------
MAY-2008                                        USD 5,406,176.86
---------------------------------------------------
JUNE-2008                                       USD 4,666,370.80
---------------------------------------------------
JULY-2008                                       USD 3,951,560.77
---------------------------------------------------
AUGUST-2008                                     USD 3,261,175.34
---------------------------------------------------
SEPTEMBER-2008                                  USD 2,594,656.13
---------------------------------------------------
OCTOBER-2008                                    USD 1,951,457.47
---------------------------------------------------
NOVEMBER-2008                                   USD 1,331,046.16
---------------------------------------------------
DECEMBER-2008                                   USD 732,901.16
---------------------------------------------------
JANUARY-2009                                    USD 156,513.31
---------------------------------------------------

Please  confirm that the  foregoing  correctly  sets forth the terms of our agreement by executing the copy of this
Confirmation enclosed for that purpose and returning it to us.

                                                       Yours faithfully,

                                                       CREDIT SUISSE INTERNATIONAL

                                                             By:/s/MarisaScauzillo
                                                            Name: Marisa Scauzillo
                                                            Title: Authorized Signatory

Confirmed as of the date first written above:

DEUTSCHE BANK TRUST COMPANY PLACECOUNTRY-REGIONAMERICAS,
NOT IN ITS INDIVIDUAL CAPACITY BUT
SOLELY AS TRUSTEE ON BEHALF OF
THE TRUST CREATED UNDER THE
POOLING AND SERVICING AGREEMENT
IN RESPECT OF RALI SERIES 2006-QS12 TRUST

By:/s/ Amy Stoddard
     Name: Amy Stoddard
     Title: Authorized Signer